Exhibit 99.27

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 December, 1999
           Series 1999-14, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.      Mortgage Loan Information:

        1.     Aggregate scheduled Monthly Payments:
               (a)   Principal                                $      246,277.05
                                                                  --------------
               (b)   Interest                                 $    1,760,520.65
                                                                  --------------
               (c)   Total                                    $    2,006,797.70
                                                                  --------------

        2. Aggregate scheduled Monthly Payments received this month:
               (a)   Principal                                $      234,202.55
                                                                  --------------
               (b)   Interest                                 $    1,673,478.49
                                                                  --------------
               (c)   Total                                    $    1,907,681.04
                                                                  --------------

        3.     Aggregate Monthly Advances this month:
               (a)   Principal                                $       12,074.50
                                                                  --------------
               (b)   Interest                                 $       87,042.16
                                                                  --------------
               (c)   Total                                    $       99,116.66
                                                                  --------------

        4.      Aggregate   Principal   Prepayments  in  part  received  in  the
                applicable Prepayment Period:
               (a)   Principal                                $       69,449.49
                                                                  --------------

        5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
               (a)   Principal                                $    1,635,531.80
                                                                  --------------
               (b)   Interest                                 $       11,540.90
                                                                  --------------
               (c)   Total                                    $    1,647,072.70
                                                                  --------------

        6.     Aggregate Insurance Proceeds received:
               (a)   Principal                                $            0.00
                                                                  --------------
               (b)   Interest                                 $            0.00
                                                                  --------------
               (c)   Total                                    $            0.00
                                                                  --------------

        7.     Aggregate Liquidation Proceeds received:
               (a)   Principal                                $            0.00
                                                                  --------------
               (b)   Interest                                 $            0.00
                                                                  --------------
               (c)   Total                                    $            0.00
                                                                  --------------

        8.     Aggregate Deficient Valuations with respect to the Mortgage
               Loans during the prior month:                  $            0.00
                                                                  --------------

        9.     Aggregate Debt Service Reductions with respect to the Mortgage
               Loans during the prior month:                  $            0.00
                                                                 --------------

        10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
               (a)   Principal                                $            0.00
                                                                 ---------------
               (b)   Interest                                 $            0.00
                                                                 ---------------
               (c)   Total                                    $            0.00
                                                                 ---------------

        11. Aggregate Purchase Prices for Defective Mortgage Loans:
               (a)   Principal                                $      295,108.62
                                                                 ---------------
               (b)   Interest                                 $          788.60
                                                                 ---------------
               (c)   Total                                    $      295,897.22
                                                                 ---------------

12.      Pool Scheduled Principal Balance:                    $  292,831,467.48
                                                                 ---------------

13.      Available Funds:                                     $    3,957,375.66
                                                                 ---------------

14.      Realized Losses for prior month:                     $            0.00
                                                                 ---------------

15.      Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.       Non-Credit Losses:                                  $            0.00
                                                                  --------------

17.       Compensating Interest Payment:                      $        1,246.85
                                                                  --------------

18.       Total interest payments:                            $    1,711,008.72
                                                                  --------------

19. Interest
                              Unpaid Class
      Accrued Certificate  Interest Shortfalls     Interest
Class       Interest                                Payable       Pay-out Rate
-----       --------       -------------------      -------       ------------
PO    $             0.00   $              0.00    $         0.00  %0.000000000
A1    $        52,568.17   $              0.00    $    52,568.17  %6.499999868
A2    $       118,048.97   $              0.00    $   118,048.97  %6.499999746
A3    $       163,074.17   $              0.00    $   163,074.17  %6.500000133
A4    $       377,895.51   $              0.00    $   377,895.51  %6.499999916
A5    $       396,703.20   $              0.00    $   396,703.20  %6.499999970
A6    $       105,262.08   $              0.00    $   105,262.08  %6.499999794
A7    $        16,309.58   $              0.00    $    16,309.58  %6.499998672
A8    $       135,649.58   $              0.00    $   135,649.58  %6.499999840
A9    $       162,500.00   $              0.00    $   162,500.00  %6.500000000
S     $       113,768.88   $              0.00    $   113,768.88  %0.476821363
M     $        34,228.44   $              0.00    $    34,228.44  %6.500000150
B1    $        12,207.87   $              0.00    $    12,207.87  %6.499998083
B2    $         7,320.41   $              0.00    $     7,320.41  %6.500001336
B3    $         8,134.99   $              0.00    $     8,134.99  %6.500003193
B4    $         3,252.92   $              0.00    $     3,252.92  %6.500008950
B5    $         4,083.95   $              0.00    $     4,083.95  %6.500007759
R     $             0.00   $              0.00    $         0.00  %0.000000000

20.       Principal Distribution Amount:                      $    2,246,366.94
                                                                  --------------

21.      Principal Distribution Amount per Certificate:

                                  Principal Distribution       Accrual Amount
                                  ----------------------       --------------
         Class PO                 $             9,881.03       $         0.00
         Class A1                 $           107,821.08       $         0.00
         Class A2                 $           792,503.75       $         0.00
         Class A3                 $                 0.00       $         0.00
         Class A4                 $           663,595.09       $         0.00
         Class A5                 $           661,900.45       $         0.00
         Class A6                 $                 0.00       $         0.00
         Class A7                 $                 0.00       $         0.00
         Class A8                 $                 0.00       $         0.00
         Class A9                 $                 0.00       $         0.00
         Class S                  $                 0.00       $         0.00
         Class M                  $             5,273.33       $         0.00
         Class B1                 $             1,880.78       $         0.00
         Class B2                 $             1,127.80       $         0.00
         Class B3                 $             1,253.30       $         0.00
         Class B4                 $               501.15       $         0.00
         Class B5                 $               629.18       $         0.00
         Class R                  $                 0.00       $         0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                               $           0.00
                                                                  --------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                               $           0.00
                                                                  --------------

24.      Subordinate Certificate Writedown Amount:             $           0.00
                                                                  --------------

                                                        Accumulative
               Class        Supported Shortfall     Supported Shortfall
               -----        -------------------     -------------------
                 B1         $              0.00     $              0.00
                 B2         $              0.00     $              0.00
                 B3         $              0.00     $              0.00
                 B4         $              0.00     $              0.00
                 B5         $              0.00     $              0.00

25.      Unanticipated Recoveries:                             $           0.00
                                                                  --------------

B.      Other Amounts for such Distribution Date:

1.       Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
          Class-B1       X
          Class-B2       X
          Class-B3       X
          Class-B4       X
          Class-B5       X

        2.     Base Servicing Fee amount:                     $       60,159.49
                                                                     -----------

        3.     Supplemental Servicing Fee amount:             $             N/A
                                                                     -----------

        4.     Credit Losses for prior month:                 $            0.00
                                                                     -----------
                                                      Category Category Category
                                                          A        B        C
        5.     Senior Percentage:           % 95.665737  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        6.     Group I Senior Percentage:
                                            %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        7.     Group II Senior Percentage:
                                            %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        8.     Senior Prepayment Percentage:
                                            %100.000000  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        9.     Group I Senior Prepayment
               Percentage:                  %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        10.    Group II Senior Prepayment
               Percentage:                  %       N/A  N/A      N/A      N/A
                                             ----------- ----     ----     ----

        11.    Junior Percentage:           %  4.334263
                                             -----------

        12.    Junior Prepayment Percentage:
                                            %  0.000000
                                             -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                                     Tim Neer
                                                     Vice President
                                                     Investor Services